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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-70444) of Parker Drilling Company of our report dated May 9, 2003 relating to the financial statements of Parker Drilling Company Stock Bonus Plan, which appears in this Form 11-K.


/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP

Tulsa, Oklahoma
June 23, 2003